Victory Funds

Victory INCORE Total Return Bond Fund

(the “Fund”)

Supplement dated September 3, 2019

to the Summary Prospectus dated November 1, 2018 (“Prospectus”)

Effective September 9, 2019, S. Brad Fush will resign as a portfolio manager of the Fund. All references to Mr. Fush in the Summary Prospectus are to be deleted as of that date.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.